Contingent Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,373
Operating Leases Future Minimum Payments Due Current	586
Operating Leases Future Minimum Payments Due In Two Years	494
Operating Leases Future Minimum Payments Due In Three Years	364
Operating Leases Future Minimum Payments Due In Four Years	233
Operating Leases Future Minimum Payments Due In Five Years	156
Operating Leases Future Minimum Payments Due Thereafter	540
Lease And Rental Expense	456	457	453
Accrual For Environmental Loss Contingencies	936	847
Department of Justice Lawsuit Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	1999
Loss Contingency Allegations	As previously disclosed, the United States government sued us in 1999 in the United States District Court for the Southern District of Ohio, claiming that Pratt & Whitney violated the civil False Claims Act and common law. The claims relate to the “Fighter Engine Competition” between Pratt & Whitney's F100 engine and General Electric's F110 engine. The government alleged that it overpaid for F100 engines under contracts awarded by the U.S. Air Force in fiscal years 1985 through 1990 because Pratt & Whitney inflated its estimated costs for some purchased parts and withheld data that would have revealed the overstatements. At trial, which ended in April, 2005, the government claimed Pratt & Whitney's liability to be approximately $624 million.
Loss Contingency Period Of Occurrence	fiscal years 1985 through 1990
Loss Contingency, Range of Possible Loss, Minimum	24
Loss Contingency, Range of Possible Loss, Maximum	657
Loss Contingency Damages Awarded Value ,Not Including Interest	473
Loss Contingency Damages Sought	624
Loss Contingency, Settlement Agreement, Date	6/17/2013
Loss Contingency Actions Taken By Court Arbitrator Or Mediator	On August 1, 2008, the trial court held that the Air Force had not suffered any actual damages because Pratt & Whitney had made significant price concessions after the alleged overstatements were made. However, the trial court judge found that Pratt & Whitney violated the False Claims Act due to inaccurate statements contained in its 1983 initial engine pricing proposal. In the absence of actual damages, the trial court awarded the government the maximum civil penalty of approximately $7 million, or $10,000 for each of the 709 invoices Pratt & Whitney submitted in 1989 and later under the contracts.
Loss Contingency Actions Taken By Plaintiff And Defendant	In September 2008, both the government and UTC appealed the decision to the United States Court of Appeals for the Sixth Circuit. On November 18, 2010, the Sixth Circuit affirmed Pratt & Whitney's liability under the False Claims Act, but remanded the case to the trial court for further proceedings on the issues of False Claims Act damages and common law liability and damages.
Loss Contingency Actions Taken By Defendant	We strongly disagree with the trial court's analysis and conclusions. We filed an appeal from the judgment to the United States Court of Appeals for the Sixth Circuit on August 26, 2013. Based on our analysis, we continue to believe that there is no basis for any common law liability for the inaccurate statements. We also believe that the government suffered no actual damages as a result of the inaccurate statements made in 1983 and, therefore, there is no basis in fact or law for the award of common law damages, prejudgment interest or False Claims Act treble damages. If, contrary to our expectations, all or any portion of the judgment should ultimately be affirmed, we estimate a range of reasonably possible loss from approximately $24 million to $657 million in excess of amounts previously accrued, plus postjudgment interest. The outcome of this matter could result in a material adverse effect on our results of operations in the period in which a liability would be recognized and cash flows for the period in which damages would be paid.
Loss Contingency, Settlement Agreement, Terms	On June 17, 2013, the trial court awarded the government approximately $473 million in damages and penalties, plus prejudgment interest in an amount to be determined. On July 1, 2013, the trial court, after determining the amount of prejudgment interest, entered judgment in favor of the government in the amount of approximately $664 million. The trial court also awarded postjudgment interest on the full amount of the judgment to accrue from July 2, 2013, at the federal variable interest rate determined pursuant to 28 U.S.C. § 1961. The judgment included four different components of damages: (1) common law damages of approximately $109 million; (2) prejudgment interest on common law damages of approximately $191 million; (3) False Claims Act treble damages of approximately $357 million; and (4) penalties of approximately $7 million. The penalty component of the judgment previously was affirmed by the United States Court of Appeals in 2010.
Loss Contingency, Damages Awarded, Value	$ 664
US Air Force Claim Against Pratt And Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	6/18/2012
Loss Contingency Damages Sought	624
Department of Defense Contract Claim Against Sikorsky [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 2008
Loss Contingency Allegations	As previously disclosed, in December 2008, the Department of Defense (DOD) issued a contract claim against Sikorsky to recover overpayments the DOD alleges that it made to Sikorsky since January 2003 in connection with cost accounting changes approved by the DOD and implemented by Sikorsky in 1999 and 2006. These changes relate to the calculation of material overhead rates in government contracts. The DOD claimed that Sikorsky's liability was approximately $97 million (including interest through December 31, 2013).
Loss Contingency Damages Sought	$97 million (including interest through December 31, 2013)
Loss Contingency, Settlement Agreement, Date	3/22/2013
Loss Contingency Actions Taken By Plaintiff And Defendant	We believed this claim was without merit and Sikorsky filed an appeal in December 2009 with the U.S. Court of Federal Claims. Trial in the matter concluded in January 2013 and on March 22, 2013, the U.S. Court of Federal Claims issued a written decision in favor of Sikorsky determining that the DOD had failed to prove its claims because Sikorsky's calculation of material overhead complied with the cost accounting standards. DOD has appealed this decision.
US Air Force Claim Against Pratt and Whitney [Member]
Loss Contingencies [Line Items]
Loss Contingency Allegations	On June 18, 2012, the trial court found that Pratt & Whitney had breached obligations imposed by common law based on the same conduct with respect to which the court previously found liability under the False Claims Act. Under the common law claims, the U.S. Air Force is entitled to seek damages for events occurring before March 3, 1989, which are not recoverable under the False Claims Act.
German Tax Office Against Otis [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	8/3/2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern €203 million (approximately $278 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office.
Loss Contingency Damages Sought	€203 million (approximately $278 million)
Loss Contingency Actions Taken By Plaintiff And Defendant	On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In 2008 the German Federal Tax Court ("FTC") denied benefits to another taxpayer in a case involving a German tax law relevant to our reorganization. The determination of the FTC on this other matter was appealed to the European Court of Justice ("ECJ") to determine if the underlying German tax law is violative of European Union (EU) principles. On September 17, 2009, the ECJ issued an opinion in this case that is generally favorable to the other taxpayer and referred the case back to the FTC for further consideration of certain related issues. In May 2010, the FTC released its decision, in which it resolved certain tax issues that may be relevant to our suit and remanded the case to a lower court for further development. In 2012, the lower court decided in favor of the taxpayer and the government appealed the findings to the FTC. After consideration of the ECJ decision, the latest FTC decision and the lower court decision, we continue to believe that it is more likely than not that the relevant German tax law is violative of EU principles and we have not accrued for this matter. We intend to litigate vigorously the matter to conclusion. We cannot reasonably estimate the range of loss, if any, that may result from this matter given the current procedural status of this matter.